Exhibit 10.21

FIRST AMENDMENT TO SEPARATION AGREEMENT

This FIRST AMENDMENT, dated and effective as of July 20, 2015 (this “Amendment”), to that certain Separation Agreement, dated July 2, 2015, by and among Santander Consumer USA Holdings, Inc. (“SCUSA”), Santander Consumer USA Inc., Banco Santander, S.A., Santander Holdings USA, Inc., DDFS LLC, and Thomas G. Dundon (the “Separation Agreement”), is entered into by and among the parties set forth on the signature pages to this Amendment. All capitalized terms that are not otherwise defined herein shall have the meaning set forth in the Separation Agreement.
WHEREAS, Section 7(b) of the Separation Agreement provides that the provisions of the Separation Agreement may be amended by a writing signed by the parties thereto;
WHEREAS, the parties to the Separation Agreement desire to make certain amendments as set forth herein; and
NOW THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.	Amendment to Section 2(b)(ii). Section 2(b)(ii) is amended by deleting “September 30, 2015” and substituting, in lieu thereof, “July 3, 2015”.

2.
Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entire within such state, without regard to the conflicts of law principles of such state.

3.
Counterparts. This Amendment may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto hereby acknowledge and agree that signatures delivered by facsimile or electronic means (including by “pdf”) shall be deemed effective for all purposes.

4.	No Other Amendment. Except as expressly amended hereby, the Separation Agreement shall remain in full force and effect in all respects.

[Signature Page Follows]

[Signature Page to First Amendment to Separation Agreement]

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

SANTANDER CONSUMER USA
HOLDINGS INC.

By: /s/ Eldridge Burns
Name: Eldridge Burns
Title: Chief Legal Officer

SANTANDER CONSUMER USA INC.

By: /s/ Eldridge Burns
Name: Eldridge Burns
Title: Chief Legal Officer

BANCO SANTANDER, S.A.

By: /s/ Javier Maldonado
Name: Javier Maldonado
Title: Senior Executive Vice President

SANTANDER HOLDINGS USA, INC.

By: /s/ Gerald Chamberlain
Name: Gerald Chamberlain
Title: Senior Vice President

THOMAS G. DUNDON

/s/ Thomas G. Dundon
Thomas G. Dundon

DDFS LLC

By: DDFS Partnership LP,
its Sole Member

By: Dundon Management Company, LLC,
its General Partner

By: /s/ Thomas G. Dundon
Name: Thomas G. Dundon
Title: President

/s/ Thomas G. Dundon
Thomas G. Dundon